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                                  EXHIBIT 24.2

                                  CONSENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Evergreen Resources, Inc.
Denver, Colorado


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated February 10, 1998 relating to the consolidated financial statements of Evergreen Resources, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.


We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                          /s/ BDO SEIDMAN, LLP


                                          BDO SEIDMAN, LLP


Denver, Colorado
May 28, 1998